Merrill Lynch Variable Series Fund, Inc.

             Supplement dated March 6, 1997, to the
                Prospectus dated December 9, 1996

     The Merrill Lynch Index 500 Fund (the "Index 500 Portfolio") will value portfolio holdings which trade on the NASDAQ national market system at the last sale price prior to the time of valuation. The Index 500 Portfolio will value other portfolio holdings which trade on NASDAQ at the last available bid price prior to the time of valuation. Each other portfolio of Merrill Lynch Variable Series Funds, Inc. (the "Fund") will continue to value all portfolio holdings which trade in the over-the-counter market at the last available bid price in the over-the-counter market prior to the time of valuation, as currently stated in the Fund's Statement of Additional Information.

     Andrew John Bascand is the portfolio manager of the Merrill Lynch International Equity Focus Fund (the "International Equity Portfolio") and will be responsible for all aspects of the day-to-day portfolio management of the International Equity Portfolio. Mr. Bascand was previously the International Equity Portfolio's asset allocator and co-portfolio manager.

     Thomas Dauria is the portfolio manager of the Merrill Lynch
Equity Growth Fund (the "Equity Growth Portfolio") and will be responsible for all aspects of the day-to-day portfolio management of the Equity Growth Portfolio. Mr. Dauria was previously the principal analyst for the Equity Growth Portfolio.


Code #16747-0996ALL